                                    EXHIBIT 3

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, $0.001 par value, of Trident Microsystems, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 19th day of September, 2005.


                                  D. E. Shaw Meniscus
                                  Portfolios, L.L.C.
                                  By: D. E. Shaw & Co., L.L.C., as
                                      managing member

                                  By: /s/ Anne Dinning
                                      --------------------
                                      Anne Dinning
                                      Managing Director



                                  D. E. Shaw & Co., L.P.

                                  By: /s/ Anne Dinning
                                      --------------------
                                      Anne Dinning
                                      Managing Director



                                  D. E. Shaw & Co., L.L.C.

                                  By: /s/ Anne Dinning
                                      --------------------
                                        Anne Dinning
                                        Managing Director



                                  David E. Shaw

                                  By: /s/ Anne Dinning
                                      --------------------
                                      Anne Dinning
                                      Attorney-in-Fact for David E. Shaw